SUPPLEMENTAL FINANCIAL INFORMATION FOR Q2 2021

August 5, 2021

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in reports filed with the SEC thereafter, including our Quarterly Report on Form 10-Q for the period ended June 30, 2021, that we anticipate will be filed shortly following the furnishing of this document.

The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

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	As at June 30,
	2021		2020
Market capitalization (thousands)	$314,773		$185,844
Shares outstanding (thousands)	18,153		17,176
Closing share price	$17.34		$10.82
Quarterly dividend declared per share	$0.22		$0.22

Multi-family properties owned	37		39
Units	10,562	(1)	11,042	(1)
Average occupancy (2)	95.2%		93.1%
Average monthly rental revenue per occupied unit (2)	$1,129		$1,087

	Quarter ended June 30,
Per share data	2021 (Unaudited)		2020 (Unaudited)
Income (loss) per share basic and diluted	$0.34		$(0.25)
FFO per diluted share of common stock (3)	0.29		0.24
AFFO per diluted share of common stock (3)	0.31		0.27

	As at June 30,
	2021		2020
Debt/Enterprise Value (4)	64%		76%

(1) For 2021, includes 1,608 units owned by consolidated subsidiaries and 8,954 units owned by unconsolidated subsidiaries.For 2020, includes 1,880 units owned by consolidated subsidiaries and 9,162 units owned by unconsolidated subsidiaries. Unconsolidated for 2020 includes 741 units in lease-up.
(2) For the period presented, average reflects stabilized properties and includes consolidated and unconsolidated assets.
See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(4) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro rata share of debt at the unconsolidated joint ventures,

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands, except share and per share data)

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	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Rental and other revenue from real estate properties	$6,958	$6,657	$14,053	$13,402
Other income	3	159	7	338
Total revenues	6,961	6,816	14,060	13,740
Expenses:

Real estate operating expenses	3,166	3,004	6,283	6,062
Interest expense	1,609	1,809	3,269	3,669
General and administrative	3,154	2,957	6,268	6,324
Impairment charge	520	—	520	—
Depreciation	1,416	1,809	2,953	3,370
Total expenses	9,865	9,579	19,293	19,425
Total revenues less total expenses	(2,904)	(2,763)	(5,233)	(5,685)
Equity in loss of unconsolidated joint ventures	(492)	(1,387)	(1,837)	(3,202)
Gain on sale of real estate	7,279	—	7,279	—
Gain on sale of partnership interest	2,244	—	2,244	—
Income (loss) from continuing operations	6,127	(4,150)	2,453	(8,887)
Income tax provision	67	65	124	127
Net income (loss) from continuing operations, net of taxes	6,060	(4,215)	2,329	(9,014)
Net income attributable to non-controlling interests	(33)	(31)	(67)	(63)
Net income (loss) attributable to common stockholders	$6,027	$(4,246)	$2,262	$(9,077)

Weighted average number of shares of common stock outstanding:
Basic and diluted	17,720,488	17,176,401	17,520,963	17,054,327

Per share amounts attributable to common stockholders:
Basic and diluted	$0.34	$(0.25)	$0.13	$(0.53)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

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	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Rental and other revenue	$33,005	$31,542	$65,677	$62,385
Total revenues	33,005	31,542	65,677	62,385

Expenses:
Real estate operating expenses	15,233	14,674	30,936	29,206
Interest expense	8,472	8,766	16,994	17,523
Depreciation	9,791	10,417	20,176	20,773
Total expenses	33,496	33,857	68,106	67,502
Total revenues less total expenses	(491)	(2,315)	(2,429)	(5,117)
Equity in earnings	5	9	14	17
Impairment charges	(490)	—	(2,813)	—
Insurance recoveries	490	—	2,813	—
Gain on insurance recoveries	—	338	—	338
Net loss from joint ventures	$(486)	$(1,968)	$(2,415)	$(4,762)

BRT's equity in loss from joint ventures	$(492)	$(1,387)	$(1,837)	$(3,202)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands, except per share data)
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	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP Net income (loss) attributable to common stockholders	$6,027	$(4,246)	$2,262	$(9,077)
Add: depreciation of properties	1,416	1,809	2,953	3,370
Add: our share of depreciation in unconsolidated joint ventures	6,276	6,627	12,875	13,199
Add: Impairment charge	520	—	520	—
Add: our share of impairment charge in unconsolidated joint ventures	348	—	2,010	—
Deduct: gain on sale of real estate and partnership interest	(9,523)	—	(9,523)	—
Adjustments for non-controlling interests	(4)	(4)	(8)	(8)
NAREIT Funds from operations attributable to common stockholders	5,060	4,186	11,089	7,484

Adjustments for: straight-line rent accruals	(10)	(10)	(20)	(20)
Add: amortization of restricted stock and restricted stock units	569	461	1,107	899
Add: amortization of deferred borrowing costs	73	80	153	160
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	143	163	291	323
Less: our share of insurance recovery from unconsolidated joint ventures	(348)	—	(2,010)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	—	(169)	—	(169)
Adjustments for non-controlling interests	2	1	4	3
Adjusted funds from operations attributable to common stockholders	$5,489	$4,712	$10,614	$8,680

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP Net income (loss) attributable to common stockholders	$0.34	$(0.25)	$0.13	$(0.53)
Add: depreciation of properties	0.09	0.10	0.17	0.20
Add: our share of depreciation in unconsolidated joint ventures	0.35	0.39	0.73	0.77
Add: Impairment charge	0.03	—	0.03	—
Add: our share of impairment charge in unconsolidated joint venture	0.02	—	0.11	—
Deduct: gain on sale of real estate	(0.54)	—	(0.54)	—
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	0.29	0.24	0.63	0.44

Adjustments for: straight line rent accruals	—	—	—	—
Add: amortization of restricted stock and restricted stock units	0.03	0.03	0.06	0.05
Add: amortization of deferred borrowing costs	—	—	0.01	0.01
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	0.01	0.01	0.02	0.02
Less: our share of insurance recovery from unconsolidated joint ventures	(0.02)	—	(0.11)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	—	(0.01)	—	(0.01)
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.31	$0.27	$0.61	$0.51

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

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	June 30, 2021 (unaudited)	December 31, 2020
ASSETS
Real estate properties, net of accumulated depreciation	$140,991	$160,192
Investments in unconsolidated joint ventures	159,799	169,474
Cash and cash equivalents	34,666	19,885
Restricted cash	7,932	8,800
Other assets	7,851	7,390
Total Assets	$351,239	$365,741

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$114,745	$130,434
Junior subordinated notes, net of deferred costs	37,093	37,083
Accounts payable and accrued liabilities	18,936	20,536
Total Liabilities	170,774	188,053

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized;
16,820 and 16,432 shares outstanding	172	164
Additional paid-in capital	254,053	245,605
Accumulated other comprehensive loss	(11)	(19)
Accumulated deficit	(73,734)	(67,978)
Total BRT Apartments Corp. stockholders’ equity	180,480	177,772
Non-controlling interests	(15)	(84)
Total Equity	180,465	177,688
Total Liabilities and Equity	$351,239	$365,741

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

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At June 30, 2021, the Company held interests in unconsolidated joint ventures that own 30 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties (dollars in thousands):

June 30, 2021 (unaudited)
ASSETS
Real estate properties, net of accumulated depreciation of $142,413	$896,944
Cash and cash equivalents	15,249
Other assets	32,116
Real estate properties held for sale	139,711
Total Assets	$1,084,020

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs of $5,311	$814,067
Accounts payable and accrued liabilities	20,108
Total Liabilities	834,175
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	249,845
Total Liabilities and Equity	$1,084,020

BRT's interest in joint venture equity	$159,799

Unconsolidated Mortgages Payable:
BRT Share	$516,852
Partner Share	297,215
Total	$814,067

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended June 30, 2021
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	192	$672	$347	$325	9%	96.4%	$1,020
Georgia	448	1,679	764	915	24%	98.1%	1,115
Florida	276	1,112	451	661	17%	98.2%	1,219
Ohio	264	803	345	458	12%	98.5%	931
Virginia	220	1,053	346	707	19%	99.2%	1,440
South Carolina	208	839	426	413	11%	97.1%	1,194
Other (3)	—	800	487	313	8%	N/A	N/A
Current Portfolio Totals	1,608	$6,958	$3,166	$3,792	100%	98.0%	$1,147

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$5,353	$2,777	$2,576	23%	93.4%	$1,128
South Carolina	1,183	2,416	1,112	1,304	12%	92.3%	1,173
Georgia	1,097	2,598	1,130	1,468	13%	97.1%	1,159
Florida	764	1,714	764	950	8%	96.4%	1,111
Alabama	940	2,462	1,082	1,380	12%	96.5%	977
Mississippi	776	1,790	658	1,132	10%	98.3%	1,040
Tennessee	702	1,818	840	978	9%	96.0%	1,221
North Carolina	576	1,519	710	809	7%	94.8%	1,062
Missouri	355	1,229	620	609	5%	88.4%	1,394
Other (3)	—	113	69	44	0%	N/A	N/A
Current Portfolio Totals	8,954	$21,012	$9,762	$11,250	100%	94.7%	$1,125

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes legacy assets and properties sold during the period presented.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Six months ended June 30, 2021
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	192	$1,326	$686	$640	8%	96.1%	$1,020
Georgia	448	3,299	1,489	1,810	23%	97.4%	1,109
Florida	276	2,189	853	1,336	17%	98.1%	1,205
Ohio	264	1,582	666	916	12%	98.3%	926
Virginia	220	2,090	689	1,401	18%	98.9%	1,428
South Carolina	208	1,653	831	822	11%	95.6%	1,189
Other (3)	—	1,914	1,069	845	6%	N/A	N/A
Current Portfolio Totals	1,608	$14,053	$6,283	$7,770	100%	97.5%	$1,139

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$10,666	$5,560	$5,106	23%	92.8%	$1,118
South Carolina	1,183	4,750	2,299	2,451	11%	93.2%	1,109
Georgia	1,097	5,112	2,273	2,839	13%	96.4%	1,147
Florida	764	3,392	1,498	1,894	9%	95.3%	1,114
Alabama	940	4,874	2,137	2,737	12%	97.1%	978
Mississippi	776	3,300	1,228	2,072	9%	98.2%	1,031
Tennessee	702	3,579	1,709	1,870	9%	97.2%	1,177
North Carolina	576	2,965	1,385	1,580	7%	94.8%	1,067
Missouri	355	2,421	1,284	1,137	5%	89.3%	1,394
Other (3)	—	642	374	268	6%	N/A	N/A
Current Portfolio Totals	8,954	$41,701	$19,747	$21,954	100%	94.7%	$1,105

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes legacy assets and properties sold during the period presented.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons
Quarters ended June 30, 2021 and 2020
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021		2020	% Change
Georgia	448	$1,679	$1,559	7.7%	$764	$628	21.7%	$915		$931	(1.7)%
Florida	276	1,112	939	18.4%	451	394	14.5%	661		545	21.3%
Texas	192	672	602	11.6%	347	348	(0.3)%	325		254	28.0%
Ohio	264	803	731	9.8%	345	331	4.2%	458		400	14.5%
Virginia	220	1,053	982	7.2%	346	393	(12.0)%	707		589	20.0%
South Carolina	208	839	793	5.8%	426	419	1.7%	413		374	10.4%
Totals	1,608	$6,158	$5,606	9.8%	$2,679	$2,513	6.6%	$3,479		$3,093	12.5%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Georgia		98.1%	95.8%	2.4%	$1,115	$1,082	3.0%
Florida		98.2%	92.2%	6.5%	1,219	1,095	11.3%
Texas		96.4%	91.2%	5.7%	1,020	1,001	1.9%
Ohio		98.5%	93.1%	5.8%	931	917	1.5%
Virginia		99.2%	94.9%	4.5%	1,440	1,420	1.4%
South Carolina		97.1%	93.0%	4.4%	1,194	1,172	1.9%
Weighted Average		98.0%	93.7%	4.6%	$1,147	$1,106	3.7%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons
Six months ended June 30, 2021 and 2020
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Georgia	448	$3,299	$3,114	5.9%	$1,489	$1,212	22.9%	$1,810	$1,902	(4.8)%
Florida	276	2,189	1,888	15.9%	853	799	6.8%	1,336	1,089	22.7%
Texas	192	1,326	1,242	6.8%	686	672	2.1%	640	570	12.3%
Ohio	264	1,582	1,487	6.4%	666	679	(1.9)%	916	808	13.4%
Virginia	220	2,090	1,948	7.3%	689	749	(8.0)%	1,401	1,199	16.8%
South Carolina	208	1,653	1,594	3.7%	831	857	(3.0)%	822	737	11.5%
Totals	1,608	$12,139	$11,273	7.7%	$5,214	$4,968	5.0%	$6,925	$6,305	9.8%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Georgia		97.4%	96.0%	1.5%	$1,109	$1,079	2.8%
Florida		98.1%	92.7%	5.8%	1,205	1,097	9.8%
Texas		96.1%	91.1%	5.5%	1,020	1,039	(1.8)%
Ohio		98.3%	94.0%	4.6%	926	922	0.4%
Virginia		98.9%	94.2%	5.0%	1,428	1,406	1.6%
South Carolina		95.6%	92.9%	2.9%	1,189	1,171	1.5%
Weighted Average		97.5%	93.9%	3.8%	$1,139	$1,108	2.8%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Quarters ended June 30, 2021 and 2020
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Texas	2,561	$5,353	$5,126	4.4%	$2,777	$2,707	2.6%	$2,576	$2,419	6.5%
Georgia	1,097	2,598	2,352	10.5%	1,131	1,168	(3.2)%	1,467	1,184	23.9%
Florida	764	1,714	1,619	5.9%	764	675	13.2%	950	944	0.6%
South Carolina	1,183	2,416	2,241	7.8%	1,112	1,122	(0.9)%	1,304	1,119	16.5%
Mississippi	776	1,539	1,414	8.8%	568	521	9.0%	971	893	8.7%
Alabama	940	2,462	2,260	8.9%	1,082	985	9.8%	1,380	1,275	8.2%
Missouri	355	1,230	1,305	(5.7)%	622	585	6.3%	608	720	(15.6)%
North Carolina	576	1,518	1,445	5.1%	710	575	23.5%	808	870	(7.1)%
Tennessee	300	890	874	1.8%	386	322	19.9%	504	552	(8.7)%
Totals	8,552	$19,720	$18,636	5.8%	$9,152	$8,660	5.7%	$10,568	$9,976	5.9%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Texas		93.4%	90.5%	3.2%	$1,128	$1,119	0.8%
Georgia		97.1%	92.3%	5.2%	1,159	1,109	4.5%
Florida		96.4%	93.8%	2.8%	1,111	1,110	0.1%
South Carolina		93.8%	89.9%	4.3%	1,107	1,108	(0.1)%
Mississippi		98.3%	96.9%	1.4%	1,040	985	5.6%
Alabama		96.5%	96.4%	0.1%	977	905	8.0%
Missouri		90.2%	96.3%	(6.3)%	1,392	1,498	(7.1)%
North Carolina		96.5%	93.6%	3.1%	1,072	1,058	1.3%
Tennessee		97.5%	95.3%	2.3%	1,176	1,194	(1.5)%
Weighted Average		95.2%	92.9%	2.5%	$1,111	$1,093	1.6%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Six months ended June 30, 2021 and 2020
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Texas	2,561	$10,666	$10,362	2.9%	$5,560	$5,424	2.5%	$5,106	$4,938	3.4%
Georgia	1,097	5,112	4,689	9.0%	2,274	2,302	(1.2)%	2,838	2,387	18.9%
Florida	764	3,392	3,247	4.5%	1,498	1,403	6.8%	1,894	1,844	2.7%
South Carolina	844	3,561	3,314	7.5%	1,867	1,762	6.0%	1,694	1,552	9.1%
Mississippi	776	3,049	2,832	7.7%	1,143	1,028	11.2%	1,906	1,804	5.7%
Alabama	1,031	4,874	4,523	7.8%	2,137	1,969	8.5%	2,737	2,554	7.2%
Missouri	355	2,421	2,623	(7.7)%	1,284	1,175	9.3%	1,137	1,448	(21.5)%
Tennessee	300	1,770	1,762	0.5%	778	620	25.5%	992	1,142	(13.1)%
North Carolina	312	1,687	1,575	7.1%	757	690	9.7%	930	885	5.1%
Totals	8,040	$36,532	$34,927	4.6%	$17,298	$16,373	5.6%	$19,234	$18,554	3.7%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Texas		92.8%	91.2%	1.8%	$1,118	$1,118	0.0%
Georgia		96.4%	91.8%	5.0%	1,147	1,108	3.5%
Florida		95.3%	94.5%	0.8%	1,114	1,100	1.3%
South Carolina		93.2%	89.7%	3.9%	1,109	1,111	(0.2)%
Mississippi		98.2%	96.2%	2.1%	1,031	982	5.0%
Alabama		97.1%	96.4%	0.7%	969	904	7.2%
Missouri		89.3%	96.5%	(7.5)%	1,394	1,483	(6.0)%
Tennessee		97.2%	96.5%	0.7%	1,194	1,147	4.1%
North Carolina		95.6%	94.0%	1.7%	1,168	1,102	6.0%
Weighted Average		94.7%	93.1%	1.7%	$1,110	$1,094	1.5%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended June 30,

Portfolio	2021			2020
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,958	$3,166	$3,726	$6,657	$3,004	$3,653
Unconsolidated (1)	21,012	9,762	11,250	19,991	9,324	10,667
Combined	$27,970	$12,928	$15,042	$26,648	$12,328	$14,320

Same Store
	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,158	$2,679	$3,479	$5,606	$2,513	$3,093	9.8%	6.6%	12.5%
Unconsolidated (1)	19,720	9,152	10,568	18,636	8,660	9,976	5.8%	5.7%	5.9%
Combined	$25,878	$11,831	$14,047	$24,242	$11,173	$13,069	6.7%	5.9%	7.5%

_____________________________________________________________

Six months ended June 30,

Portfolio	2021			2020
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$14,053	$6,283	$7,770	$13,402	$6,061	$7,341
Unconsolidated (1)	41,701	19,747	21,954	39,482	18,497	20,985
Combined	$55,754	$26,030	$29,724	$52,884	$24,558	$28,326

Same Store
	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$12,139	$5,214	$6,925	$11,273	$4,968	$6,305	7.7%	5.0%	9.8%
Unconsolidated (1)	36,532	17,298	19,234	34,927	16,373	18,554	4.6%	5.6%	3.7%
Combined	$48,671	$22,512	$26,159	$46,200	$21,341	$24,859	5.3%	5.5%	5.2%

_____________________________________________________________
(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)

________________________________________________________________________________________

Acquisitions for the six months ended June 30, 2021
Location	Purchase Date	Units	Purchase Price	Acquisition Mortgage Debt		Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Southaven, MS (1)	5/4/2021	0	$6,000	$—	(1)	$—	14.69%	$—

Dispositions for the six months ended June 30, 2021
Location	Sale Date	No. of Units	Sales Price	Gain on Sale
Houston, TX (2)	5/26/2021	272	$24,500	$7,300
Daytona Beach, FL (3)	4/20/2021	208	7,500	2,200
		480	$32,000	$9,500

Dispositions subsequent to June 30, 2021
Location	Sale Date	No. of Units	Sales Price	Gain on Sale		BRT's Share of Gain on Sale	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Ocoee, FL	7/20/2021	522	$108,000	$39,000		$19,000	$8,660	$4,200
Lawrenceville, GA	7/28/2021	586	118,000	44,000		15,000	—	—
		1108	$226,000	$83,000		$34,000	$8,660	$4,200

(1) Acquired 14.69% interest owned by the Joint Venture Partner, bringing the ownership to 74.69%
(2) Wholly owned property
(3) Sale of BRT's 80% ownership interest to the Joint Venture Partner

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended June 30, 2021

________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated (24 months)
58	$369,000	$6,362	$178	34%	650

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$220,000	$49,867	$170,133
Estimated Non-Recurring Capital Expenditures (2)	1,713,000	359,585	1,353,415
Total Capital Expenditures	$1,933,000	$409,452	$1,523,548

Replacements (operating expense) (3)	$604,403	$184,121	$420,282

Estimated Recurring Capital Expenditures and Replacements per unit	$75	$22	$53

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of June 30, 2021
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$1,456	$1,456	$—		$—	0.00%
2022	62,543	1,924	60,619		61%	4.29%
2023	1,270	1,270	—		—	—
2024	1,316	1,316	—		—	—
2025	16,661	1,286	15,375		16%	4.42%
Thereafter	31,932	8,768	23,164		23%	3.77%
Total	$115,178	$16,020	$99,158		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$1,781	$1,781	$—		—	—
2022	48,228	4,769	43,459		9%	3.35%
2023	29,528	4,943	24,585		5%	4.12%
2024	5,722	5,722	—		—	—
2025	7,168	7,168	—		—	0.00%
Thereafter	424,425	28,445	395,980		85%	4.15%
Total	$516,852	$52,828	$464,024		100%

Combined
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$3,237	$3,237	$—		0%	4.29%
2022	110,771	6,693	104,078		18%	3.76%
2023	30,798	6,213	24,585		4%	4.05%
2024	7,038	7,038	—		—	—
2025	23,829	8,454	15,375		3%	4.21%
Thereafter	456,357	37,213	419,144		72%	4.08%
Total	$632,030	$68,848	$563,182		97%
Weighted Average Remaining Term to Maturity (2)			6.7 years
Weighted Average Interest Rate (2)			4.03%
Debt Service Coverage Ratio for the quarter ended June 30, 2021			1.54	(3)

(1) Based on balloon payments at maturity. The Combined table Includes consolidated and BRT pro rata share amounts
(2) Includes consolidated and BRT pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.19% at 6/30/21)
Maturity	April 30, 2036

Credit Facility (as of August 5, 2021)
Maximum Amount Available	Up to $15,000
Amount Outstanding	$0
Interest Rate	Prime + 0.50% (floor of 4.25%)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
GAAP Net income (loss) attributable to common stockholders	$6,027	$(4,246)	$2,262	$(9,077)
Less: Other Income	(3)	(159)	(7)	(338)
Add: Interest expense	1,609	1,809	3,269	3,669
General and administrative	3,154	2,957	6,268	6,324
Impairment charge	520	—	520	—
Depreciation	1,416	1,809	2,953	3,370
Provision for taxes	67	65	124	127
Less: Gain on sale of real estate	(7,279)	—	(7,279)	—
Gain on sale of partnership interest	(2,244)	—	(2,244)	—
Equity in loss of unconsolidated joint venture properties	492	1,387	1,837	3,202
Add: Net income attributable to non-controlling interests	33	31	67	63
Net Operating Income	$3,792	$3,653	7,770	7,340

Less: Non-same store Net Operating Income	$(313)	$(560)	$(845)	$(1,035)
Same store Net Operating Income	$3,479	$3,093	$6,925	$6,305

BRT Apartments Corp. (NYSE: BRT)

The following tables provides a reconciliation of NOI to equity in loss of unconsolidated joint ventures as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended June 30,			Six Months Ended June 30, 2021
	2021		2020	2021		2020
BRT's equity in loss from joint ventures	$(492)		$(1,387)	$(1,837)		$(3,202)
Add: Interest expense	5,471		5,605	10,930		11,175
Depreciation	6,276		6,627	12,875		13,199
Less: Impairment of asset	348		—	2,010		—
Insurance recovery	(348)		—	(2,010)		—
Gain on insurance recovery	—		(169)	—		(169)
Equity in earnings of joint ventures	(5)		(9)	(14)		(17)
Net Operating Income	$11,250		$10,667	$21,954		$20,986

Less: Non-same store Net Operating Income	$(682)		$(691)	$(2,720)	0	$(2,432)
Same store Net Operating Income	$10,568		$9,976	$19,234		$18,554

Consolidated same store Net Operating Income	$3,479		$3,093	$6,925		$6,305
Unconsolidated same store Net Operating Income	10,568		9,976	19,234		18,554
Combined same store Net Operating Income	$14,047	14,047,000	$13,069	$26,159		$24,859

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present, for the periods indicated, a reconciliation of the information that appears in note 8 of BRT's Quarterly report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Three Months Ended June 30, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$33,005	$11,993	$21,012
Total revenues	33,005	11,993	21,012

Expenses:
Real estate operating expenses	15,233	5,471	9,762
Interest expense	8,472	3,001	5,471
Depreciation	9,791	3,515	6,276
Total expenses	33,496	11,987	21,509
Total revenues less total expenses	(491)	6	(497)
Equity in earnings	5	—	5
Impairment charges	(490)	(142)	(348)
Insurance recoveries	490	142	348
Net loss	$(486)	$6	$(492)

	Three Months Ended June 30, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$31,542	$11,551	$19,991
Total revenues	$31,542	$11,551	$19,991

Expenses:
Real estate operating expenses	14,674	5,350	9,324
Interest expense	8,766	3,161	5,605
Depreciation	10,417	3,790	6,627
Total expenses	33,857	12,301	21,556
Total revenues less total expenses	(2,315)	(750)	(1,565)
Equity in earnings	9	—	9
Insurance recoveries	—	—	—
Net loss	$(1,968)	$(581)	$(1,387)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 8 of BRT's Quarterly report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Six Months Ended June 30, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$65,677	$23,976	$41,701
Total revenues	65,677	23,976	41,701

Expenses:
Real estate operating expenses	30,936	11,189	19,747
Interest expense	16,994	6,064	10,930
Depreciation	20,176	7,301	12,875
Total expenses	68,106	24,554	43,552
Total revenues less total expenses	(2,429)	(578)	(1,851)
Equity in earnings	14	—	14
Impairment charges	(2,813)	(803)	(2,010)
Insurance recoveries	2,813	803	2,010
Net loss	$(2,415)	$(578)	$(1,837)

	Six Months Ended June 30, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$62,385	$22,903	$39,482
Total revenues	62,385	22,903	39,482

Expenses:
Real estate operating expenses	29,206	10,710	18,496
Interest expense	17,523	6,348	11,175
Depreciation	20,773	7,574	13,199
Total expenses	67,502	24,632	42,870
Total revenues less total expenses	(5,117)	(1,729)	(3,388)
Equity in earnings	17	—	17
Insurance recoveries	—	—	0
Net loss	$(4,762)	$(1,560)	$(3,202)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Same Store
Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 8/05/2021
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q2 2021 Avg. Occupancy	Q2 2021 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	12	208	97.1%	$1,194	100%
Avondale Station	Decatur	GA	1950	2012	72	212	97.6%	1,191	100%
Newbridge Commons	Columbus	OH	1999	2013	23	264	98.5%	931	100%
Avalon	Pensacola	FL	2008	2014	14	276	98.2%	1,219	100%
Parkway Grande	San Marcos	TX	2014	2015	8	192	96.4%	1,020	100%
Woodland Trails	LaGrange	GA	2010	2015	12	236	98.5%	1,047	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	99.2%	1,440	100%
Weighted Avg./Total Consolidated					22	1,608

Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	95.7%	873	80%
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	97.5%	1,176	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	14	268	97.4%	1,236	75%
Grove at River Place	Macon	GA	1988	2016	34	240	96.1%	789	80%
Civic Center 1	Southaven	MS	2002	2016	20	392	98.6%	1,008	74.7%
Verandas at Shavano Park	San Antonio	TX	2014	2016	8	288	89.3%	1,070	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	36	494	93.0%	947	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	26	204	96.2%	994	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	96.9%	1,261	74%
Civic Center 2	Southaven	MS	2005	2016	17	384	98.0%	1,073	74.7%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	86.0%	1,008	71.9%
Gateway Oaks	Forney	TX	2016	2016	6	313	97.2%	1,168	50%
OPOP Towers	St. Louis	MO	2014	2017	8	128	88.8%	1,141	75.5%
OPOP Lofts	St. Louis	MO	2014	2017	8	53	83.0%	1,272	75.5%
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	93.3%	1,600	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	8	509	96.8%	1,363	50%
Jackson Square	Tallahassee	FL	1996	2017	26	242	95.2%	1,089	80%
Magnolia Pointe	Madison	AL	1991	2017	31	204	97.3%	1,034	80%
Woodland Apartments	Boerne	TX	2007	2017	15	120	84.7%	834	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	14	374	90.9%	1,179	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	21	281	95.5%	1,137	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	96.1%	1,099	90%
Bell's Bluff	Nashville	TN	2018	2018	4	402	94.8%	1,256	58.1%
Canalside Sola	Columbia	SC	2018	2018	4	339	88.6%	1,348	46.2%
The Vive at Kellswater	Kannapolis	NC	2011	2019	11	312	96.5%	1,164	65%
Somerset at Trussville	Trussville	AL	2007	2019	15	328	96.8%	1,055	80%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	96.0%	896	80%
Abbotts Run	Wilmington	NC	2001	2020	21	264	95.3%	939	80%
Weighted Avg./Total Unconsolidated					19	7,846

Weighted Avg./Total Portfolio					20	9,454